Exhibit 10(a)
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
AGREEMENT
          This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of February 15, 2008, among PULTE HOMES, INC., a Michigan corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS
          WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007 (as amended by First Amendment to Third Amended and Restated Credit Agreement dated November 21, 2007 and as it may be further amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);
          WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement for the purposes hereinafter set forth;
          NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:
     1. Aggregate Commitment. Effective as of the date hereof, the Aggregate Commitment is hereby reduced to $1,600,000,000 and Schedule 1.1(a) of the Credit Agreement is amended and restated in its entirety and replaced by Schedule 1.1(a) attached hereto.
     2. Definitions. (a) The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Debt to Capitalization Ratio” means, as of any date, the ratio (stated as a percentage) of (a) Indebtedness of the Credit Parties (other than to the REITs, provided such REIT has complied with Section 6.1(h)) less (i) 50% of Qualified Subordinated Debt and (ii) all Unrestricted Cash held by the Credit Parties in excess of $25,000,000 but not to exceed $300,000,000 to (b) Capitalization.
     (b) The following defined terms are added to Section 1.1 of the Credit Agreement:
     “Deferred Tax Valuation Allowance” means any valuation allowance applied to deferred tax assets as determined in accordance with GAAP and shown on the financial statements of the Borrower.
     “Unrestricted Cash” means cash and Cash Equivalents of the Credit Parties that are free and clear of all Liens (other than Liens securing the Credit Party Obligations) and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of the Credit Parties.

     3. Permitted Debt to Capitalization Ratio. Notwithstanding anything to the contrary contained in Section 5.2(a) of the Credit Agreement, if the first fiscal quarter of the Borrower in which the Permitted Debt to Capitalization Ratio would, pursuant to the provisions of Section 5.2(a)(i), decrease is either the first or second fiscal quarter of 2008 (such quarter, whether the first or second quarter of 2008, but not both, being the “Affected Quarter”), such decrease shall not occur with respect to the Affected Quarter, and the Permitted Debt to Capitalization Ratio shall remain unchanged until the first fiscal quarter (if any) after the Affected Quarter in which the Permitted Debt to Capitalization Ratio would decrease pursuant to the provisions of Section 5.2(a)(i).
     4. Tangible Net Worth. Section 5.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     (b) Tangible Net Worth. As of the last day of each fiscal quarter of the Borrower (beginning with the fiscal quarter ended December 31, 2007), Tangible Net Worth shall be greater than or equal to the following (the “Minimum Tangible Net Worth”): the sum of (i) $4,000,000,000, plus (ii) 50% of the cumulative Net Income of the Borrower and its Subsidiaries (without deduction for losses and excluding the effect of any decrease in any Deferred Tax Valuation Allowance) earned for each completed fiscal quarter subsequent to December 31, 2007 to the date of determination, minus (iii) the cumulative net amount of any Deferred Tax Valuation Allowance as of the date of determination; provided, however, that in no event shall the Minimum Tangible Net Worth be less than $2,900,000,000.
     5. Conditions Precedent. This Amendment shall be effective as of the date (“Amendment Effective Date”) upon which the following conditions are satisfied:
     (a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.
     (b) The Administrative Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.
     (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Agreement or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.
     (d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
          The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
     6. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof:

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     (a) The representations and warranties of the Borrower and the other Credit Parties in the Credit Agreement and the other Credit Documents are true and correct in all material respects.
     (b) There exists no Default or Event of Default.
     7. Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.
     8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.
     9. Choice of Law. This Amendment and the other Credit Documents shall be construed in accordance with the internal laws (but without regard to the conflict of laws provisions other than Section 5-1401 of the New York General Obligations Law ) of the State of New York, but giving effect to federal laws applicable to national banks.

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          IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed as of the date first above written.

Borrower: PULTE HOMES, INC.
By:	/s/ Bruce E. Robinson
Vice President and Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

Lenders: JPMORGAN CHASE BANK, N.A., As Lender and Administrative Agent
By:	/s/ Kimberly Turner
Executive Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CITICORP NORTH AMERICA, INC.
By:	/s/ Marni Mcmanus
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BANK OF AMERICA, N.A.
By:	/s/ Eyal Namordi
Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BARCLAYS BANK PLC
By:	/s/ Nicholas Bell
Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BNP PARIBAS
By:	/s/ Berangere Allen
Vice President

By:	/s/ Melissa Balley
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CALYON NEW YORK BRANCH
By:	/s/ Robert S. Smith
Managing Director

By:	/s/ Brian Myers
Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COMERICA BANK
By:	/s/ Charles Weddell
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Omayra Laucella
Vice President

By:	/s/ Erin Morrissey
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ William McGinty
Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
Associate Director

By:	/s/ Mary E. Evans
Associate Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COUNTRYWIDE BANK, F.S.B.
By:	/s/ Douglas Dixon
Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

MERRILL LYNCH BANK USA
By:	/s/ Derek Befus
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Thomas Danielson
Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

GUARANTY BANK
By:	/s/ Ross Evans
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

LLOYDS TSB BANK PLC
By:	/s/ Nicholas J. Bruce
Vice President

By:	/s/ Jonathan Smith
Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Noel Purcell
Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Luis Donoso
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

NATIXIS (f/k/a NATEXIS BANQUES POPULAIRES)
By:	/s/ Marie-Edith Dugény
Managing Director

By:	/s/ Timothée Delpont
Associate

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

WASHINGTON MUTUAL BANK
By:	/s/ John L. Thomas
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

FIFTH THIRD BANK, a Michigan Banking Corporation
By:	/s/ Brian Jelinski
Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

REGIONS BANK
By:	/s/ Daniel McClurkin
Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CITY NATIONAL BANK
By:	/s/ Xavier Barrera
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COMPASS BANK, an Alabama banking corporation
By:	/s/ Steven J. Heslep
Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COMMERCE BANK, N.A.
By:	/s/ Seth Mackler
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BANK OF HAWAII, a Hawaii corporation
By:	/s/ Brian H. Uemori
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CALIFORNIA BANK & TRUST, a California Banking Corporation
By:	/s/ Stephanie Lantz
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

MALAYAN BANKING BERHAD, NEW YORK BRANCH
By:	/s/ Fauzi Zulkifli
General Manager

SCHEDULE 1.1(a)

Lender	Commitment
JPMorgan Chase Bank, N.A.	$86,021,505.38
Citicorp North America, Inc.	86,021,505.38
Bank of America, N.A.	86,021,505.38
Barclays Bank PLC	86,021,505.38
BNP Paribas	86,021,505.38
Calyon New York Branch	86,021,505.38
Comerica Bank	86,021,505.38
Deutsche Bank Trust Company Americas	86,021,505.38
The Royal Bank of Scotland PLC	86,021,505.38
SunTrust Bank	86,021,505.38
UBS Loan Finance LLC	86,021,505.38
Wachovia Bank, National Association	86,021,505.38
Countrywide Bank, F.S.B.	64,516,129.03
Merrill Lynch Bank USA	64,516,129.03
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	47,311,827.96
Guaranty Bank	43,010,752.69
Lloyds TSB Bank PLC	43,010,752.69
Mizuho Corporate Bank, Ltd.	43,010,752.69
PNC Bank, National Association	43,010,752.69
Natixis	34,408,602.15
Washington Mutual Bank	34,408,602.15
Fifth Third Bank, a Michigan Banking Corporation	30,107,526.88
Regions Bank	30,107,526.88
City National Bank	21,505,376.34
Compass Bank	21,505,376.34
Commerce Bank, N.A.	17,204,301.08
Bank of Hawaii, a Hawaii corporation	12,903,225.81
California Bank & Trust, a California Banking Corporation	12,903,225.81
Malayan Banking Berhad, New York Branch	4,301,075.27

TOTAL	$1,600,000,000

Exhibit A
CONSENT AND AGREEMENT OF GUARANTORS
     THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of ___, 2008, by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007, among Pulte Homes, Inc., the Lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent. Such Third Amended and Restated Credit Agreement, as it has been and may be amended, modified or supplemented from time to time, is hereinafter referred to as the “Credit Agreement.” Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Guarantors have executed and delivered a Guaranty dated June 20, 2007 in favor of the Lenders under the Credit Agreement (the “Guaranty”); and
     WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have entered into that certain Second Amendment to Third Amended and Restated Credit Agreement of even date herewith amending the Credit Agreement (the “Amendment”); and
     WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment and agree that the Guaranty continues in full force and effect with respect to the undersigned Guarantors.

     IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.
[Guarantors]